UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006

AMERICAN CELLULAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-60639 (Commission File Number)	22-3043811 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Current Report on Form 8-K/A is filed as an amendment to the Registrant’s Current Report on Form 8-K dated October 5, 2006, which was filed to report the Registrant’s completion of a merger to acquire Highland Cellular, LLC. This Current Report is filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
     The audited financial statements and the unaudited interim financial statements of Highland Cellular, LLC required to be filed pursuant to this Item are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, of this Current Report on Form 8-K/A.
     (b) Pro Forma Financial Information.
     The pro forma financial information required to be filed pursuant to this Item is incorporated herein by reference to Exhibit 99.3 of this Current Report on Form 8-K/A.
     (d) Exhibits:
99.1	Audited Consolidated Financial Statements of Highland Cellular, LLC as of December 31, 2005 and 2004.

99.2	Unaudited Interim Financial Statements of Highland Cellular, LLC as of September 30, 2006 and 2005.

99.3	Unaudited Pro Forma Consolidated Financial Data.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CELLULAR CORPORATION
Date: December 13, 2006	By:	/s/ Ronald L. Ripley
	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Audited Consolidated Financial Statements of Highland Cellular, LLC as of December 31, 2005 and 2004.

99.2	Unaudited Interim Financial Statements of Highland Cellular, LLC as of September 30, 2006 and 2005.

99.3	Unaudited Pro Forma Consolidated Financial Data.

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